2019 Canaccord Genuity Global Growth Conference Thomas Cannell DVM, President and CEO August 7, 2019 NASDAQ SESN

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements that involve substantial risks and Trial and/or that the final data may not be positive with regard to the safety or efficacy of uncertainties. All statements, other than statements of historical facts, contained in this Vicinium®, the possibility that the FDA may require a change in our registration strategy presentation, including statements regarding our strategy, future operations, clinical and/or that the safety or efficacy data for Vicinium submitted as part of a BLA may not be development of our protein therapies, timing or probability of regulatory approval, considered sufficient by the FDA, our ability to successfully develop our product future financial position, future revenues, projected costs, prospects, plans and objectives candidates and complete our planned clinical programs, the potential advantages or of management, are forward-looking statements. The words “anticipate,” “believe,” favorability of our product candidates, our ability to obtain marketing approvals for our “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” product candidates, expectations regarding our ongoing clinical trials, availability and “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to timing of data from clinical trials, the adequacy of any clinical models, expectations identify forward-looking statements within the meaning of the Private Securities regarding regulatory approvals, our ability to obtain, maintain and protect our intellectual Litigation Reform Act of 1995, although not all forward-looking statements contain these property for our technology and products, other matters that could affect the financial identifying words. performance of the Company, other matters that could affect the availability or commercial potential of the Company’s product candidates, and other factors discussed We may not actually achieve the plans, intentions or expectations disclosed in our in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, and other forward-looking statements, and you should not place undue reliance on our forward- reports on file with the Securities and Exchange Commission (SEC). The forward-looking looking statements. Actual results or events could differ materially from the plans, statements contained in this presentation are made as of the date hereof, and Sesen Bio intentions and expectations disclosed in the forward-looking statements we make as a assumes no obligation to update any forward-looking statements whether as a result of result of various important factors, including: the uncertainties inherent in the initiation new information, future events, or otherwise except as required by applicable law. and conduct of clinical trials, the possibility that the available preliminary data of the Phase 3 VISTA Trial are not indicative of final data from all patients in the Phase 3 VISTA 2

BLOOD IN URINE OUR PATH FORWARD See PCP; therapeutic trial of antibiotics prescribed STARTS WITH THE Still see blood in urine See PATIENT JOURNEY blood in urine; try different antibiotic Confusion and concern on problem Begin tests Referred to Urologist Shock and st CT Scan emotional Preparing for 1 TURBT struggle cancer treatment Cytology Bladder BCG BCG again Cystoscopy MRI Fear, anxiety Testing Fear cancer Testing is progressing Hope treatment DIAGNOSIS is working BCG TUMOR HAS RECURRED BCG again BCG has failed More testing What’s next? Urologist recommends BCG SHORTAGE HAS MADE A Urologist visit bladder removal DIFFICULT JOURNEY EVEN MORE CHALLENGING BLADDER LIFE WITH ? ? REMOVAL CANCER 3

AUGUST 2019 AGENDA 1. Positive interactions with FDA on May 20th and June 6th results in greater confidence in our regulatory and commercial pathway 2. Updated Phase III data demonstrate a compelling benefit-risk profile with the potential to be BCG and cystectomy-sparing* 3. New market research supports strong commercial viability 4. Simple, reliable and inexpensive manufacturing process *Updated preliminary Phase III data are as of the May 29, 2019 data cut. May 29th data cut will be 4 used for the initiation of BLA submission in 4Q 2019 with no further data cuts prior to submission.

2019 Regulatory Update for Vicinium for NMIBC May 20th Type C CMC Meeting: FDA Accepts Analytical Comparability Plan to Support the BLA and Commercialization of Vicinium for NMIBC • Reached alignment with FDA on primary objective of meeting: acceptance of analytical comparability plan for commercial supply of Vicinium to support the significant global demand – No additional clinical trials deemed necessary at this time, subject to final comparability data to be included in the BLA submission June 6th Type B pre-BLA Meeting: FDA Recommends Accelerated Approval Pathway and Rolling Review • Reached alignment with FDA on key objectives for the approval path of Vicinium including: – Review under Accelerated Approval Pathway – No additional clinical trials necessary at this time for purposes of a BLA submission – Nonclinical data, clinical pharmacology data, and the safety database are sufficient to support a BLA submission – Rolling Review of submission along with anticipated initiation of BLA submission in the fourth quarter of 2019 – Pre-approval inspection (PAI) may be performed at the time of PPQ manufacturing, further de- risking the CMC review timeline 5

Updated Phase III data will be the basis for the initiation of the BLA submission anticipated in 4Q 2019 Oncology Products Reviewed by FDA 2006 - 2015 Phase Probability of Approval Products at end of Phase I 5% Products at end of Phase II 8% Products at end of Phase III 33% Products with BLA Submission 82% As part of a comprehensive analysis done for the Biotechnology Innovation Organization (BIO), a total of 9,985 clinical and regulatory phase transitions (phase advancement or development suspension) were recorded and analyzed from 7,455 development programs, across 1,103 companies. Sources: FDA applications for oncology products 2006 – 2015. Thomas D.W. et al., Clinical development success rates 2006-2015. 2016. Bio, BioMedTracker and Amplion. 6

AUGUST 2019 AGENDA 1. Positive interactions with FDA on May 20th and June 6th results in greater confidence in our regulatory and commercial pathway 2. Updated Phase III data demonstrate a compelling benefit-risk profile with the potential to be BCG and cystectomy-sparing* 3. New market research supports strong commercial viability 4. Simple, reliable and inexpensive manufacturing process 7

Vicinium demonstrates a strong benefit-risk profile in our Phase III Trial Efficacy Surrogate Time to Health Endpoints Cystectomy Outcomes Benefit : Risk Safety and Tolerability Selectively targets cancer cells while generally avoiding healthy cells Favorable profile relative to BCG, Valstar, checkpoint inhibitors No dose or age-related increase in AEs Intravesical administration 2018 FDA Guidance: The approval of a marketing application is based on a favorable risk-benefit assessment Phase III clinical trial is an open-label, multicenter, single-arm Phase III registration trial for the treatment of high-risk NMIBC patients who are designated to be BCG-unresponsive after adequate 8 treatment with BCG. Adequate BCG is defined as at least two courses of BCG with at least five doses in the first course and two in the second. Preliminary data as of May 29, 2019 data cut.

PIII We believe the totality of Phase III data suggest a strong benefit-risk profile All Cohorts Endpoint How Endpoint is Measured Results Complete Response Rate (CRR) • 40% CRR at 3 months Defined as the proportion of patients who show no evidence of high-risk Primary Endpoint • Lower bound of 95% CI rules out clinically unmeaningful CRR disease, or disease progression (e.g., T2 or more advanced disease). CIS patients • Higher complete response rate in patients receiving less BCG Duration of Response (DoR) • 52% duration of 9 months (12 months of therapy) Primary Endpoint Defined as the time from complete response to treatment failure. • 39% duration of 15 months or greater (18 months of therapy) CIS patients • The longer the CR, the higher the probability of remaining disease-free Time to Disease Recurrence • Median time to recurrence is 402 days Defined as the time from the date of first dose of study treatment to treatment Secondary Endpoint • 50% probability of remaining recurrence-free for 12 months failure. Papillary patients • 37% probability of remaining recurrence-free for 24 months or greater • Average patient is cystectomy-free for 930 days Time to Cystectomy (TtC) Defined as the time from the date of first dose of study treatment to surgical • Responders have an 88% probability of remaining cystectomy-free at 3 years Secondary Endpoint bladder removal. • Average responder remains cystectomy-free for 1,035 days vs 631 days for All Cohorts non-responders Progression-Free Survival (PFS) • 96% of patients are progression-free at 12 months Defined as the time from the date of first dose of study treatment to disease Secondary Endpoint • 90% of patients progression-free for 24 months or greater progression (e.g. T2 or more advanced disease) or death as a first event. All Cohorts • Median PFS has not been reached Event-Free Survival (EFS) • 29% of patients are event-free at 12 months Defined as the time from the date of first dose of study treatment to treatment Secondary Endpoint • 22% of patients remain event-free at 18 months failure or death as a first event. All Cohorts • 21% of patients remain event-free for 24 months or greater Overall Survival (OS) • Overall survival is 98% at 12 months Defined as the time from the date of first dose of study treatment to death Secondary Endpoint • Overall survival is 96% for 24 months or greater from any cause. All Cohorts • Median OS has not been reached Safety • 2% treatment-related SAEs Secondary Endpoint Full review of all safety data from Phase III • 4% treatment-related Grade 3-5 AEs All Cohorts • Increased dosing in Phase III did not increase severity of AEs Tolerability • AEs generally low grade Secondary Endpoint Full review of all tolerability data from Phase III • Low rate of discontinuations for AEs All Cohorts • No age-related increase in AEs 9

Duration of Response: The longer you have a complete response, the higher the PIII probability of remaining cancer-free CIS Patients Probability of Maintaining Complete Response (CR) for at Each time point a CR is confirmed, the probability of Least One Additional Year* maintaining a CR increases 11/14 responders at CR at 74% 12 months are still 12 months active on trial or remained CRs at 2 years CR at 9 months 61% End of trial CR at 6 months 56% Individual patients Individual CIS CR at 3 months 42% Patients still on treatment (n=7) Patients with CR at 2 Day 0 17% years of treatment (n=5) 0% 20% 40% 60% 80% 3 6 9 12 15 18 21 At time of first CR Time after first CR (months) Probability of CR for Additional 12 months (90 days) Duration of response is defined as the time from complete response to treatment failure. *Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2. 10

Time to Disease Recurrence: For high-risk papillary patients who were PIII Papillary treated with Vicinium, 50% are disease-free at 1 year Patients Median time to recurrence is 402 days per Kaplan-Meier estimates (13.2 months) 100 Legend: 80 KM Estimate X Censored Free - 95% CI 60 50% 40 37% % of Patients Recurrence 20 0 0 3 6 9 12 15 18 21 24 Time on treatment (months) KM Evaluable 40 27 23 18 16 12 10 8 4 Patients: 2018 FDA Guidance: Sponsors can include patients with completely resected lesions and no evidence of CIS in these single-arm trials but should not include them in the evaluation of the primary efficacy endpoint. Time to disease recurrence: defined as the time from the date of the first dose of study treatment to treatment failure. Median time to disease recurrence 95% confidence intervals are 170 – Not estimable (NE) days. Not estimable means the upper bound for the 95% confidence interval has not reached the median. 11 Note: Data reflect results of patients in cohort 3 (n = 40) with high-grade Ta or T1 tumors (without Carcinoma in situ) that recurred within 6 months of adequate BCG.

Our Phase III data suggests Vicinium is cystectomy-sparing by significantly delaying or avoiding cystectomy for patients Your Bladder: A Hero Organ Radical Cystectomy: Life-Altering Surgery � Self-controlled storage organ in � Often a 10 hour or longer surgery the body � In women, removal of the entire � Holds urine for release so the bladder includes removal of the body is not exposed to harmful uterus, fallopian tubes, ovaries and toxins and waste cervix, part of the vaginal wall, and surrounding tissue � Part of the urinary system; partners with lungs, skin, and � In men, removal of the entire bladder intestines to keep chemicals and includes removal of the prostate, water in the body balanced and seminal vesicles, and surrounding healthy tissue � Integrated with male and female � Radical cystectomy requires life-long reproductive systems catheterization and urinary diversion 2018 FDA Guidance: The goal of therapy in patients with BCG-unresponsive NMIBC is to avoid cystectomy Sources and Additional Information: Bladder Cancer Advocacy Network (BCAN). Bladder Removal Surgery. May 2017. 12

Time to Cystectomy: Responders have an 88% probability of remaining PIII cystectomy-free 3 years after starting treatment All Cohorts The average responder remains cystectomy-free for 1,035 days vs 631 days for non-responders 100 80 Statistically significant difference for responders vs. non-responders: Free - p = < 0.001 60 Median 40 Legend: Responders 20 Non-responders % of Patients Cystectomy X Censored 0 0 3 6 9 12 15 18 21 24 27 30 33 36 Time on treatment (months) KM Evaluable 63 63 63 58 52 39 34 27 23 13 9 4 2 Responder Patients: KM Evaluable Non- 70 64 50 42 34 21 15 10 6 2 0 0 0 responder Patients: Time to cystectomy: defined as the time from the date of first dose of study treatment to surgical bladder removal. Data consist of patients from all cohorts (n=133). 13

Key Survival Endpoints: Early survival data are encouraging regarding PIII health outcomes for patients treated with Vicinium All Cohorts Progression-Free Survival Time Point (Evaluable Patients) Progression-Free Survival (95% CI) 6-months (52) 99% (97%-100%) 12-months (25) 96% (90%-100%) 18-months (11) 90% (76%-100%) 24-months (5) 90% (76%-100%) Event-Free Survival Time Point (Evaluable Patients) Event-Free Survival (95% CI) 6-months (128) 40% (31%-48%) 12-months (121) 29% (21%-37%) 18-months (114) 22% (15%-30%) 24-months (102) 21% (13%-28%) Overall Survival Time Point (Evaluable Patients) Overall Survival (95% CI) 6-months (122) 99% (98%-100%) 12-months (106) 98% (96%-100%) 18-months (68) 96% (92%-100%) 24-months (40) 96% (92%-100%) Progression-free survival: defined as the time from the date of first dose of study treatment to disease progression (i.e. T2 or more advanced disease) or death as a first event. Event-free survival: defined as the time from the date of first dose of study treatment to treatment failure or death as a first event. Overall survival: defined as the time from the date of first dose of study treatment to death from any cause. 14 Note: Data consist of patients from all cohorts (n=133).

Safety and Tolerability: Our Phase II and Phase III clinical trials are highly PII & PIII All Cohorts consistent for safety and tolerability Increased dosing and duration of exposure does not appear to lead to an increase in incidence or severity of AEs Phase II Phase III Category Tre a tm e n t-related serious adverse (n=46) (n=133) events reported: Any AE 43 (94%) 117 (88%) • Phase II Clinical Trial: 6 SAEs reported, none determined to be Grade 3-5 AEs 9 (20%) 29 (22%) related to treatment by the investigator. Treatment-related AEs 30 (65%) 66 (50%) • Phase III Clinical Trial: 3 patients Treatment-related Grade 3-5 AEs 3 (7%) 5 (4%) reported 4 events including grade 4 cholestatic hepatitis, grade 5 Any SAE 6 (13%) 19 (14%) renal failure1, grade 3 acute kidney injury2, and grade 2 Treatment-related SAEs 0 (0%) 3 (2%) pyrexia. Discontinuations due to AEs 0 (0%) 4 (3%) Vicinium Treatment Exposure: Average Instillations per Patient 12 27 Average Duration of Exposure (days) 189 240 190-year-old man started the trial Mar. 2016. In May 2016, admitted for renal failure and started dialysis. Two weeks later, patient opted to discontinue dialysis, entered hospice and died in Jun. 2016. Case reported to DSMB, FDA and Health Canada. 274-year-old man started the trial Nov. 2016. In Dec. 2016, admitted for acute kidney injury. In 2017, protocol amended to enhance 15 monitoring, and educated investigators. No new serious related renal events since.

Phase III Phase trial Safety and Tolerability: Mean (range8.1 0 AEs patients:for all Note: 2 Datacohortsfrom all1, of consist& patients (n=133). 3 - 54), Mean treatment Mean AEs/patient 10 0 2 4 6 8 No ageNo The The average patient in the VISTA trial was ~74 years old 9.0 - related AEs for all patients: 2.2 (range2.2 AEspatients: 0 for allrelated (n=40) 54 - - 69 related increase in adverse events in our 3.0 Age (years)Age 7.9 (n=57) 70 - 79 - 51). 2.1 Treatment AdverseEvents 7.5 (n=36) - related Adverse Events 80+ 1.6 All Cohorts All PIII 16

AUGUST 2019 AGENDA 1. Positive interactions with FDA on May 20th and June 6th results in greater confidence in our regulatory and commercial pathway 2. Updated Phase III data demonstrate a compelling benefit-risk profile with the potential to be BCG and cystectomy-sparing* 3. New market research supports strong commercial viability 4. Simple, reliable and inexpensive manufacturing process 17

Virtuous Cycle: High possibility that all three key segments are advocates & take action Physicians (Ancillary HCPs) Patients Payers (Caregivers/ Encourage use of Vicinium before RC (Private/ families) public) Advocate for product reimbursement Sources: Sesen Bio internal market research: Patient Journey Insights, Blue Print qualitative study May 2018, n=24; Sesen Market Opportunity, Monitor Deloitte qualitative and quantitative (n=34) study October 2018; Community Urologist in-depth interviews (IDIs), October 2018, n=5; Sesen Bio Qualitative Market Research Urologist/KOL IDIs February 2019, n=11. Sesen Bio Qualitative Market Research Urologist IDIs June 2019, n=30. 18 Note: RC= Radical Cystectomy

Safety, MOA and efficacy are all key drivers in intent to prescribe for high- prescribing Urologists Physician Intent to Prescribe Key Drivers of Physician Intent to Prescribe After reviewing the data, high-prescribing Urologists state they would prescribe Vicinium to 10 8.8 9 8.6 8.5 8 Would 7 Prescribe Would Not 6 Prescribe 5 ~84% 4 3 2 Average Scores (10 = = (10 veryScores interested) Average 1 of their patients 0 Safety & Tolerability MOA Efficacy n=30 n=29 n=30 19 Source: Sesen Bio Qualitative market research, Urologist IDIs June 2019, n = 30.

High-prescribing Urologists recognize the significant value across safety, MOA and efficacy “This is another bladder intravesical treatment available with an even lower risk of side effects than BCG and has a greater ability to prevent recurrence.” Safety & Tolerability “…the fact that it is specifically targeted towards cancer cells makes it seem as if potential adverse events that we would see with BCG would be much less likely with this product.” “It's a very directed therapy that targets the cancer cells... if you look at the clinical efficacy, it is certainly impressive in terms of the various outcomes.” Mechanism of Action “It’s a therapy that is enhancing your own immune system through cellular mediation, T cellular mediation, to attack the cancer cells and not injure the healthy cells.” “The things to me that were most impressive is that [the] efficacy data is reflecting patients who have already failed traditional therapy. So you’re taking the worst Efficacy possible patients and still showing significant efficacy…” “After patients have failed two courses of BCG, we have Valstar, but the data isn't even anywhere close to this data…” 20 Source: Sesen Bio Qualitative market research, Urologist In-depth Interviews (IDIs) June 2019, n = 30.

Vicinium has the potential to provide continuity of care for patients with NMIBC Tre a tm e n t w ith Tre a tm e n t w ith >90% of high-prescribing Urologists state Tre a tm e n t P rotocol BCG Vicinium that Vicinium would be very easy to integrate into their practice.* Directed by Urologist 9% Administration by Urology nurse Bladder infusion via urinary catheter 2-hour infusion, hold, and rotation 91% Response assessment every 3 months Easy to integrate Not Easy to integrate 21 *Source: Sesen Bio Qualitative market research, Urologist IDIs June 2019, n = 30.

AUGUST 2019 AGENDA 1. Positive interactions with FDA on May 20th and June 6th results in greater confidence in our regulatory and commercial pathway 2. Updated Phase III data demonstrate a compelling benefit-risk profile with the potential to be BCG and cystectomy-sparing* 3. New market research supports strong commercial viability 4. Simple, reliable and inexpensive manufacturing process 22

Microbial manufacturing of Vicinium is simple, reliable and inexpensive 2000 L E. coli Production Bioreactor Centrifugation (bulk solids removal) Clarification (MF for fine solids removal and UF/DF for buffer exchange) Cell Bank Shake flask 5 Column Purification DP Fill Finish (7 mL @ 5mg/mL) 1: Q-Sepharose FF 2: Ni2+ IMAC 3: Q-Sepharose HP 4: CHT 5: Q-Sepharose HP BDS Formulation (UF/DF for buffer exchange) (Crude capture) (Affinity capture, LMW (HMW aggregates (HCP removal) (Concentration step) impurities) removal) MF, microfiltration; UF, ultrafiltration; DF, diafiltration; FF, Fast-flow; IMAC, immobilized metal affinity chromatography; HP, High-performance; CHT, ceramic hydroxyapatite; BDS, bulk drug substance; DP, drug product; LMW, low molecular weight; HMW, high molecular weight; HCP, host-cell protein. 23 Source: Arjune Premsukh, Joelle Lavoie JM, Jeannick Cizeau, Joycelyn Entwistle, Glen MacDonald. Protein Expression Purification. 2011 Jul;78(1):27-37.

SESEN BIO KEY HIGHLIGHTS 1. Positive interactions with FDA on May 20th and June 6th results in greater confidence in our regulatory and commercial pathway 2. Updated Phase III data demonstrate a compelling benefit-risk profile with the potential to be BCG and cystectomy-sparing* 3. New market research supports strong commercial viability 4. Simple, reliable and inexpensive manufacturing process 24

2019 Outlook Strengthened Financial Position June 30, 2019 December 31, 2018 Cash and Cash $64.9M $50.4M Equivalents Upcoming Milestones • Three key regulatory events anticipated in 4Q 2019: 1. Type B CMC meeting to align on the submission strategy of the CMC module 2. Type C clinical meeting to discuss the post-marketing confirmatory trial 3. Initiation of BLA submission • Expected Advisory Committee (ODAC) meeting post-BLA submission • Potential OUS partnerships as early as 1H 2020 25

Recent and Upcoming IR Events Recent 2019 IR Presentations � Business Update - January 3 � 1Q 2019 Business Update - March 4 � 2Q 2019 Business Update - May 13 � Regulatory Meeting Update - June 10 � Canaccord Genuity Conference - August 7 Anticipated 2019 IR Presentations � Investor Conference - September � 3Q 2019 Business Update - November � Regulatory Meeting/BLA Update - December 26

Appendix 27

Vicinium is a single fusion protein that selectively targets cancer cells Antibody Exotoxin A Linker Fragment Payload • Antibody fragment (scFv) targeting EpCAM linked to a cytotoxic payload (Pseudomonas exotoxin A) to form a single protein • EpCAM over-expressed in cancer cells • Highly selective targeting of cancer cells while generally sparing normal cells • Inhibits protein synthesis, and kills both rapidly proliferating and slow-growing cancer cells • Effective against multi-drug resistant cancer cells • High potency relative to other available agents 28

Vicinium: Dual Mechanism of Action Mechanism 1: Exotoxin A Payload Kills cell directly Non-cleavable Ligand-checkpoint peptide Linker Vicinium interaction deactivates Antibody Fragment anti-tumor response Checkpoint Vicinium selectively Vicinium does not induce expression T cells recognize targets EpCAM of immunosuppressive markers neoantigen and kill cancer cells Ligand Mechanism 2: Activates immune system Checkpoint Vicinium causes inhibitor immunogenic cell death by triggering Neoantigen damage-associated release molecular patterns (DAMPs) T cell proliferation Checkpoint inhibitors reactivate T cell anti-tumor activity DAMPS “Eat signal” APC Activation Neoantigen presentation “Find signal” and T cell activation Memory T cell Scientific Hypothesis: Induction of immunogenic cell death by Vicinium may facilitate a T-cell mediated anti-tumor response that could synergize with the ability of checkpoint inhibitors to relieve immunosuppression 29

Latest global BCG shortage expected to last at least through remainder of 2019 2012 2013 2014 2015 2016 2017 2018 2019 Sanofi suspends production Merck announces shortages Sanofi discontinues all global Merck announces supply of BCG Connaught strain of BCG Tice strain production of BCG constraints of BCG Tice strain during facility renovations Connaught strain expected to last throughout 2019 BCG Shortage Current Events: • Since 2012, Merck has been the sole supplier of BCG in the US and the majority of countries worldwide. • Merck has changed its TICE BCG distribution strategy, now allocating exclusively to distributors and wholesalers based on product supply and historical purchasing patterns. • Merck anticipates this global supply constraint to continue throughout 2019. • Prominent groups such as AUA, BCAN, and the LUGPA are advocating with the FDA and payers to find solutions. • The AUA has issued updated guidance for high-risk NMIBC to maximize patient care, including decreased dosing, delayed maintenance therapy, first line use of alternative therapies, and earlier surgical intervention via radical cystectomy. Sources and Additional Information: Wall Street Journal. Sanofi to Stop Production of Bladder Cancer Drug BCG. Peter Loftus. 2016. https://www.auanet.org/practice-resources/bcg-info/bcg-shortage-notice https://www.bcan.org/2019-bcg-shortage-bladder-cancer/ 30

Our long-term relationship with the agency has allowed us to shape our nonclinical and clinical program in alignment with FDA guidance 2018 FDA Guidance Vicinium Clinical Program • Conduct nonclinical studies to assess toxicity in animal models � • Conduct nonclinical studies to demonstrate anti-tumor activity � • Conduct nonclinical studies to determine optimal dose and schedule � • Examine anti-tumor activity and optimal dose schedule in early phase clinical trial � • Papillary cohort endpoint of recurrence-free survival (time to event endpoint) � • CIS studied in single-arm trial with CRR & DoR as primary endpoints � • Papillary cohort not in primary efficacy endpoint � • Prefer intravesical vs. systemic � • Specifically define trial entry criteria � • Definition of BCG-unresponsive disease � • 2004 WHO classification for tumor grading � • Central pathology review of biopsy tissue and urine cytology � • Collect data on patients’ previous anti-cancer therapies � • Enroll patients who reflect clinically relevant patient population � • Optimize risk-benefit balance with dose selection � • Definition of CRR � • Collect time to cystectomy data � • Lower bound of 95% confidence interval rules out clinically unimportant CRR � • Nonclinical studies to determine need for evaluation of systemic toxicity � • Consistent efficacy and safety data across Phase I, II and III trials � Source: FDA Guidance: BCG-Unresponsive Non-muscle Invasive Bladder Cancer: Developing Drugs and Biologics for Treatment Guidance for Industry, February 2018. 3131 CRR, Complete Response Rate; DoR, Duration of Response; BCG, bacillus Calmette-Guérin; WHO, World Health Organization.

Phase III Trial: Patient Demographics COHORT 1 COHORT 2 COHORT 3 CHARACTERISTICS CIS that was refractory or CIS that recurred >6 Papillary tumors (without recurred within 6 months months but ≤11 months of CIS) that were refractory of adequate BCG adequate BCG or recurred within 6 months of adequate BCG Total patients enrolled 86 7 40 Evaluable patients at 3-months 86 7 40 Evaluable patients at 6-months 86 7 40 Evaluable patients at 9-months 86 7 40 Evaluable patients at 12-months 86 7 40 Mean age (years) 73 67 75 Males/Females 63/23 6/1 34/6 Mean prior treatment for NMIBC BCG cycles (courses) 3 (range 2-13) 3 (range 2-13) BCG cycles (instillations) 16 (range 8-45) 15 (range 7-48) Intravesical chemotherapy 1 (range 0-23) 1 (range 0-6) TURBT 4 (range 0-28) 4 (range 0-10) TURBT: transurethral resection of bladder tumor 32 Note: Data are as of May 29, 2019 data cut

PIII Phase III Trial: Evaluable Patient Data Tables by Cohort for Carcinoma in situ CIS patients Cohort 1 (n=82) Complete Response Rate Time Point Evaluable Patients Complete Response Rate (95% Confidence Interval) 3-months n=82 39% (28%-50%) 6-months n=82 26% (17%-36%) 9-months n=82 20% (12%-30%) 12-months n=82 17% (10%-27%) Cohort 2 (n=7) Complete Response Rate Time Point Evaluable Patients Complete Response Rate (95% Confidence Interval) 3-months n=7 57% (18%-90%) 6-months n=7 57% (18%-90%) 9-months n=7 43% (10%-82%) 12-months n=7 14% (0%-58%) Response-evaluable population includes any mITT subject who completed the induction phase Note: Data are as of May 29, 2019 data cut 33

PII & PIII Additional Vicinium Clinical Data CIS Patients Preliminary Phase II vs. Phase III Complete Response Rate Time Point Phase II Pooled CRR (95% Confidence Interval) Phase III Pooled CRR (95% Confidence Interval) 3-months 40% (26%-56%) 40% (30%- 51%) 6-months 27% (15%-42%) 28% (19%-39%) 9-months 18% (8%-32%) 21% (13%-31%) 12-months 16% (7%-30%) 17% (10%-26%) Dosing: Phase II: Cohort 1: 6 weekly induction doses, 6 weeks off; if a CR achieved, proceed to maintenance dosing of every 3 months for 9 months; those with residual disease at 3 months had option of to start maintenance or receive a second induction course. Cohort 2: 12 weekly induction doses; if a CR achieved, proceed to maintenance dosing of every 3 months for 9 months. Phase III: Biweekly induction doses for 6 weeks followed by weekly dosing for 6 weeks; if a CR achieved, proceed to maintenance of every other week dosing for 2 years total. Note: Phase III data are as of May 29, 2019 data cut 34

Complete and Partial Response: In our Phase II clinical trial, 83% of PII patients had a complete or partial response CIS Patients 3-Month Response ~40% of patients had a complete response Start of Treatment with ~43% of patients had a partial response Vicinium ~17% of patients had no response *Note: Data are from Phase II clinical trial, n=45 (~40% of patient had a complete response at 3 months; 60% of patients did not have a complete response and, of those, 71% of patients had a partial response). Partial response, as measured by bladder mapping, is defined by non-complete response patients who had either a reduction in tumor size or did not experience an increase in bladder area affected. Bladder mapping was not done as part of the Phase III trial, therefore partial response data are not available. 35

Duration of Response: 52% of CIS patients who had a complete response at 3 PIII months remained disease-free for a total of 12 months after starting treatment CIS Patients Median Duration of Response is 287 days (95% CI, 154-NE* days) (9.4 months)** 100 KM Estimate 80 X Censored 95% CI 60 52% 39% 40 % of Patients with Complete Response 20 0 3 6 9 12 15 18 21 At time of first CR (90 days) Time after first CR (months) KM Evaluable 36 35 21 16 13 10 6 4 Patients: Duration of response is defined as the time of complete response to treatment failure. *Not Estimable, the upper bound for the 95% confidence interval has not reached the median. **Note: Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2. Median duration of response for the primary endpoint, Cohort 1 (n=86) is 273 days (95% CI=122-NE), and duration of response for Cohort 2 (n=7) is 290 days (95% CI=167-NE), based on the Kaplan-Meier method. 36

Duration of Response: Vicinium is generally more efficacious in CIS patients PIII treated with less BCG CIS Patients The BCG shortage may cause a new normal wherein patients receive less BCG 100 Legend: 7-9 BCG instillations ≥10 BCG instillations 80 X Censored 60 Median 40 20 % of Patients % of Patients with Complete Response 0 3 6 9 12 15 18 21 At time of first CR Time after first CR (months) (90 days) KM Evaluable Patients 7 – 9 BCG Instillations: 7 7 5 4 4 2 2 2 KM Evaluable Patients ≥10 BCG Instillations: 29 28 15 13 9 8 4 2 Duration of response is defined as the time of complete response to treatment failure. *Note: Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2. 37

PIII Complete Response Rate: We believe our 95% confidence interval rules out CIS Patients the CRR for Valstar and a clinically unmeaningful CRR Complete Response Rate 40% Legend: 39% 35% 95% CI 30% 28% Vicinium 25% 26% Duration of Response for patients with CR at 6 months: 1 20% 19% Valstar: 13.5 months CRR 1 18% Valstar Vicinium: 22.9 months 15% 17% Vicinium 10% 10% 8% Valstar2 5% Clinically Unimportant 0% CR rate = 0% by natural history 6-Months 12-Months 2018 FDA Guidance: For single-arm trials of patients with BCG-unresponsive NMIBC in patients with CIS that use complete response rate as the primary endpoint, the lower bound of the 95 percent confidence interval around the observed response rate should rule out a clinically unimportant complete response rate. Sources: 1Valstar prescribing information. 6-month complete response data used as basis for FDA approval of Valstar in 1998. 2Everyday Urology. Volume 1 Issue 3. Emerging Therapy for BCG- Unresponsive Non-Muscle Invasive Bladder Cancer. Dinney 2016. Data are as of May 29, 2019 data cut 38

Time to Cystectomy: Patients treated with Vicinium remain cystectomy- PIII free for an average of 930 days (~31 months) after treatment with Vicinium All Cohorts >75% of patients remain cystectomy-free for at least 2.5 years 100 80 Free - 60 Median 40 Legend: KM Estimate 20 X Censored % of Patients Cystectomy 95% CI 0 0 3 6 9 12 15 18 21 24 27 30 33 Time on treatment (months) KM Evaluable 133 127 113 100 86 60 49 37 29 15 10 5 Patients: 2018 FDA Guidance: The goal of therapy in patients with BCG-unresponsive NMIBC is to avoid cystectomy. Time to cystectomy: defined as the time from the date of first dose of study treatment to surgical bladder removal. Data reflected consist of patients from all cohorts 1, 2 & 3 (n=133). Note: Average time to cystectomy from transurethral resection of bladder tumor (TURBT) for NMIBC patients with high-risk papillary disease in Europe is ~105 days (National Institute of Health, Timing of radical cystectomy in Central Europe - multicenter study on factors influencing the time from diagnosis to radical treatment of bladder cancer patients, Poletajew S, et al., 2015.) Additional FDA guidance states that although delay in radical cystectomy is considered a direct patient benefit, the variations in patient and health care provider preferences can confound the interpretation of this endpoint in randomized trials and particularly in single-arm trials. Nevertheless, sponsors should collect these data, which may provide supportive evidence of effectiveness. 39

Safety and Tolerability: In our Phase III trial, AEs were generally low grade PIII and resulted in a low rate of discontinuation All Cohorts Tre a tm e n t-Related AEs All AEs (% patients) (% patients) Any AE Urinary tract infection Dysuria Hematuria Pollakiuria (frequency of urination) Micturition urgency Legend: Fatigue Grade 1 or 2 AEs Diarrhea Grade 3-5 AEs Nausea Grade 1 or 2 Treatment-related AEs Grade 3-5 Treatment-related AEs Lipase increased Safety profile of Vicinium is favorable relative to BCG, Valstar and checkpoint inhibitors Note: AE = Adverse Event 40

Bladder cancer is highly prevalent with tremendous unmet medical need ~550,000 New Cases Each Year Globally1 • $4B+ in annual treatment costs for bladder cancer in the US alone2 Europe 3 ~195K • 75-85% diagnosed as NMIBC North America ~95K • Limited treatment options for high-risk NMIBC - Only three approved treatments in the last 100 years Asia Pacific Africa Middle ~180K ~30K East - BCG remains standard-of-care in many countries ~25K • 50% patients fail within the 1st year4 4 South America • 90% of patients fail within 5 years ~25K - Radical cystectomy is recommended option after BCG - Global BCG shortage limiting access and full dosing for patients Sources: 1World Cancer Research Fund. Bladder Cancer Statistics. 2019. 2Mossanen M. Curr Opin Urol. 2014. 3Therapeutic Advances in Urology. Best Practices in the Treatment of Non-muscle Invasive Bladder Cancer. 2012. 4Lightfoot A. The Scientific World Journal. 2011. 41

Carcinoma in situ: the most difficult form of NMIBC to treat Carcinoma in situ vs. Normal Bladder Lining: Clinical Trial Implications: • Field change disease often involving the entire bladder lining that is very difficult to treat • Failed on two or more courses of BCG, which is the gold standard for treatment of high- risk NMIBC • Rigorous local and independent central review of all urine cytology and biopsy samples Normal inner • Complete response definition (Carcinoma in situ) lining means that the bladder is completely cancer free at each timepoint Note: Diagram is for illustrative purposes 42

Radical cystectomy remains recommended treatment option after BCG failure 60-70% lifetime risk of cystectomy associated with NMIBC1 • Long, complex surgical procedure (10+ hours) • Significant rates of morbidity (30-60% within 90 days) and mortality (2-9% within 6 months)2 – 64% complication rate within 90 days3 – ~35% of patients require ER visits and 26% require readmission3 – Additional complications can occur as most patients with NMIBC are elderly and often have co- morbidities • Tremendous impacts to patient quality of life • Life following radical cystectomy requires catheterization and urinary diversion Source: 1 2 3 Aldousari, S. Can Urol Assoc. J. 2010 Feb. Steinberg P. Expert Rev Anticancer Ther. 2012. Falchook, A. Bladder Cancer: Mortality, Morbidity, and QoL After Treatment. 2014. 43

Significant unmet need for innovative medical therapies to treat NMIBC Only 3 products have ever been approved by the FDA for NMIBC Product FDA Approval Additional Product Information Thiotepa 1959 Rarely used in current treatment regimens BCG* 1989 (Tice) Recommended first line treatment Valstar 1998 Used only when radical cystectomy is contraindicated Source: National Institute of Health. Development of Systemic and Topical Drugs to Treat Non-muscle Invasive Bladder Cancer. Jarow et. al. 2015. *Note: BCG Connaught strain was approved in 1990 and supply withdrawn from the US market in 2012. 44

Patient surveys have shown that the experience of those with bladder cancer is one of the poorest1 Key Drivers of Poor Patient Journey in Bladder Cancer vs. Average Experience Among 5 Most Common Cancers2 90 86 80 75 72 68 70 65 60 50 47 40 30 % of Patients Who HadWho Experience % of Patients 20 10 0 Most CommonCategory Bladder 1 Most CommonCategory Bladder 3 Most CommonCategory Bladder 2 Cancers Cancer Cancers Cancer Cancers Cancer Treatment Options Doctor/Patient Interaction Patient Support Programs3 Sources: 1Cancer Patient Experience Survey 2011/12. Department of Health. N=71,793. https://www.quality-health.co.uk/resources/surveys/national-cancer- experience-survey/201112-national-cancer-patient-experience-survey-1/201112-national-cancer-patient-experience-survey-reports/495-cancer-patient-experience- survey-national-report-2011-12/file. 2Most common cancers include breast, lung, prostate, colorectal, and skin cancers. SEER Database. 45 https://seer.cancer.gov/statfacts/html/urinb.html. 3Includes self-help groups and financial assistance.

Addressable Market (US) Annual Volume ~80K1 Patients diagnosed with bladder cancer ~75% - 85% of bladder cancer diagnoses are NMIBC2 Patients diagnosed with NMIBC ~40% - 50% of NMIBCs are high-risk3 Patients with high-risk NMIBC: Papillary: ~80%2 CIS: ~20%2 ~50% - 90% of BCG treatments fail or disease recurs4 Patients where BCG has failed or disease recurred ~75% - 90% have access to branded treatment5 Patients with access to branded treatment ~45% - 85% of patients would be treated with Vicinium6 Patients treated with Vicinium in Year 1 Average patient receives ~28 doses of Vicinium in Year 17 Patients treated with Vicinium in Year 2 Average patient receives ~8 doses of Vicinium in year 27 Sources: 1National Cancer Institute, SEER Cancer Stat Facts: Bladder Cancer, 2017. 2Therapeutic Advances in Urology. Best Practices in the Treatment of Non-muscle Invasive Bladder Cancer. 2012. 3Aldousari, S. et al (2010). Update on the management of non-muscle invasive bladder cancer. Can Urol Assoc J, 4(1), 56-64. 4Memorial Sloan Kettering Cancer Center. Bladder Cancer Management After BCG Failure. 2014. 5ClearView Analysis March 2019. 6Sesen Bio Qualitative market research, Urologist IDIs June 2019 n = 30. 7Phase III trial data as of May 29, 2019 data cut. 46

Pricing and Reimbursement (US) Price Reference Payer Management Responses (Annual Cost)1 to Pricing2 100% $200K CI 3 Price Range of Checkpoint CI 2 Inhibitors (CIs) for CI 1 Urothelial Carcinoma $150K 50% Proportion Payers of Proportion $100K 0% $30 K $60 K $90 K $150 K $50K Unrestricted Coverage PA to Label Key: PA to Trial Risk of Step Edit* $0K Not on Formulary Sources: 1Center for Medicare and Medicaid Services (CMS) Average Selling Price (ASP) Price List. CI price benchmarks are based on Keytruda, Opdivo and Tecentriq. 2Payer Interviews, ClearView Analysis, n=10, March 2019. *Note: Payers cited a possibility of using a step edit, but could not be certain, as the ability to use a step edit is new to their organization’s Medicare Advantage medical benefit. 47 PA = Prior Authorization

We estimate the OUS opportunity for Vicinium is 2-3 times larger than the US Geography Est. Incidence Relative to U.S.1 Est. Price Relative to U.S.2 EU5 1.2 – 1.4 0.50 – 0.71 Japan 0.4 – 0.6 0.60 – 0.70 Rest of Europe 1.0 – 1.2 0.60 – 1.10 (Not including EU5) North America 0.1 – 0.3 0.55 – 0.70 (Not including U.S.) South America 0.2 – 0.4 0.50 – 1.00 Asia 1.6 – 1.8 0.40 – 0.60 (Not including Japan) Africa 0.3 – 0.5 ~0.753 Middle East 0.2 – 0.4 1.10 – 1.20 Oceania 0.05 – 0.2 0.55 – 0.70 Sources: Ferlay. Intern. J. Canc. 2015; UN World Population Reports; SEER; GLOBOCAN; RedBook; Lauertaxe; Ameli; NICE; Vademecum; AIFA; NHI; CADTH; ANVISA; CBiP; Danish Medicines Agency; The Pharmaceutical Benefits Scheme; Saudi Food & Drug Authority; South African Medicine Price Registry; FiercePharma; ClearView Analysis. 1Relative incidence is calculated from total bladder cancer, and does not account for differences in the distribution of patients between NMIBC and MIBC. 2Pricing multiplier is based on publicly available pricing information; averaged based on ex-manufacturer price of Keytruda and Opdivo, and is likely to vary greatly for each pharmaceutical, and across different countries within each region. 3South Africa price multiplier was based on Keytruda only, as Opdivo has not yet been priced. 48

Only ~1,500 Urologists account for the bulk of NMIBC treatment and are concentrated in group practices allowing for a very efficient commercial model ~60% of Urology practices have ≥5 Urologists1 BCG Prescribers2 100% 90% 80% 70% 60% ~1,500 Urologists treat 75% of patients 50% % of Patients of % 40% 30% 20% 10% 0% 0 200 400 600 800 Source: 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2,400 2,600 2,800 3,000 3,200 3,400 3,600 3,800 4,000 4,200 4,400 4,600 4,800 1AUA State of the Urology Workforce and Practice in the United States. 2017. 2Health Verity 2019. Prescribers 49

The Comparability Strategy for Vicinium has been accepted by the FDA* Guidance “If a manufacturer can provide assurance of comparability through analytical studies alone, nonclinical or clinical studies with the post-change product are not warranted.”1 Sesen’s analytical comparability plan is comprised of 4 key elements: 1. Analytical Release Testing • Assesses the purity, biological activity and general characteristics of the protein (e.g. purity by HPLC, endotoxin content) 2. Biophysical Characterization • Assesses the structural characteristics of the protein (e.g. Peptide Mapping, Differential Scanning Calorimetry) 3. Forced Degradation Studies • Assesses the degradation pathway of the protein when exposed to stress conditions (e.g. purity by HPLC after temperature and pH extremes) 4. Stability Studies • Assesses the stability of the protein under long-term and accelerated storage conditions (e.g. purity by HPLC after storage at -20°C and 2-8°C) *At the May 20, 2019, Type C CMC meeting, Sesen reached agreement with the FDA on the Analytical Comparability Plan. Subject to final comparability data to be provided in the BLA submission, no additional clinical trials to establish comparability are deemed necessary at this time. 1International Conference on Harmonisation (ICH) Q5E, Comparability of biotechnological/biological products subject to changes in their manufacturing process. 50 HPLC, high performance liquid chromatography.

We have experienced partners for the global manufacturing and supply of Vicinium � Licensed for commercial production of 8 approved products � 25+ years developing and manufacturing biologics � 310+ protein-based therapeutics in development and/or manufacturing � Proven track record with FDA and worldwide regulatory agencies Baxter’s BioPharma Solutions Business: � 160 clinical and commercial programs � 60+ years of experience in manufacturing of oncology products � ISPE 2016 Facility of the Year Award at site of Vicinium manufacture � Proven track record with FDA and worldwide regulatory agencies 51

Vicinium: A single cGMP Manufacturing Process Vicinium cGMP manufacturing process producing a single fusion protein � Inexpensive � Reliable � Simple (linear) QA QA Purification Release Fill/Finish Release Bioreactor (Generates Drug (Generates Drug Market Substance) Product) Single cGMP process ADCs: complex (branched) cGMP manufacturing - multiple cGMP processes involving process intermediates QA QA Bioreactor Purification Release Modification Conjugation Purification Release Fill/Finish (Generates Drug (Generates Drug (mAb production) (mAb intermediate) Reaction Reaction Substance) Product) QA QA Release cGMP process #1 Release Linker Design Linker Synthesis Source Cytotoxic cGMP process #2 Cytotoxic Payload cGMP process #3 Market Payload Preparation cGMP process #4 52

Vicinium Patent Life Pending Applications Dosing Strategies for Targeting EpCAM positive bladder cancer. If allowed, Stabilized Chimeric Immunoglobulins would expire in 2036 or later. (April 2020 - July 2020) US: 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Methods of Treating Cancer Using an Immunotoxin (April 2024 - Jun 2025) Potential for 12 years of biologics marketing exclusivity from date (TBD) of first approval* Pending Applications Dosing Strategies for Targeting EpCAM positive bladder cancer. If allowed, Stabilized Chimeric Immunoglobulins would expire in 2036 or later. (Apr 2020) OUS: 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Methods of Treating Cancer Using an Immunotoxin (Apr 2024) Note: Patent life assessment reflects independent analysis by Hogan Lovells US LLP. *Data exclusivity granted by FDA under the Biologics Price Competition and Innovation Act of 2009 (codified at 42 U.S.C. § 262(k)) 53